Leases	12 Months Ended
Dec. 31, 2020
Disclosure Of Leases [Abstract]
Leases	Leases
Leases as lessee
For the four bare boat charters for the vessels Nautilus, Nucleus, Neptun and Navarin, the Group recognized a right-of-use asset and lease liability which was the present value at January 1, 2019 of the future lease payments. The right-of-use asset, on January 1, 2019, was measured based on the transition option to align the value of the right of use asset to that of the lease liability. The right-of-use asset was adjusted for the effect of a previously deferred gain on the sale and leaseback of these vessels and is depreciated over the remaining lease term till December 15, 2021.
Under these leaseback agreements there is a seller's credit of $4.5 million of the sale price that becomes immediately due and payable by the owners upon sale of the vessel during the charter period and shall be paid out of the sales proceeds. It also becomes due to the extent of 50% of the (positive) difference between the fair market value of the vessels at the end of the leaseback agreements and $17.5 million (for the oldest VLCC) or $19.5 million (for the other vessels). Furthermore, the Group provided a residual guarantee to the owners in the aggregate amount of up to $20.0 million in total at the time of redelivery of the four vessels. The parties also agreed a profit split, if the vessel is sold at charter expiry they shall share the net proceeds of the sale, 75% for owners and 25% for charterers, between $26.5 million and $32.5 million (for the oldest VLCC) or between $28.5 million and $34.5 million (for the other vessels).
On October 27, 2020 and November 6, 2020, the Company entered into a time charter agreement for two Suezmaxes. The two Suezmaxes are the Marlin Sardinia (2019 - 156,607) and the Marlin Somerset (2019 - 156,620). The time charter contracts have a duration of 24-months with an option for an additional 12 months, which should be declared no later than 20 months after delivery, at a rate of $25,000 per day per vessel for the firm 24-months period and $26,500 per day per vessel for the optional 12-months period. Owners have a right to sell the vessel during the firm and optional period of the charter and transfer the remaining charter to the new owners by way of novation agreement. In accordance with IFRS, the Group recognized a right-of-use asset and lease liability. As at December 31, 2020, the Company is not reasonably certain that the optional period will be exercised and has not been taking into account when calculating the future minimum lease payments.

The future lease payments for these leaseback agreements are as follows:

(in thousands of USD)	December 31, 2020	December 31, 2019
Less than 1 year	49,218	32,903
Between 1 and 5 years	14,714	31,870
Total future lease payments	63,932	64,773

For the office leases in Belgium, France, Greece, Hong Kong, Singapore, UK and US, which have an average lease term till November 2023, the Group recognized a right-of-use asset and lease liability. The right-of-use asset was adjusted by the practical expedient impairment assessment based on the onerous contract analysis option. The right-of-use asset related to office leases was reduced by the lease receivable related to subleases that qualify as finance lease under IFRS 16.

The Group used the short-term lease exemption for all the lease contracts with a remaining lease term of less than one year. Accordingly, those lease payments were recognized as an expense and there was no impact on transition.

Information about leases for which the Group is a lessee is presented below.

Right-of-use assets

(in thousands of USD)	Bare boats	Time charters	Office rental	Company cars	Total

Balance at January 1, 2019	83,698	—	3,711	189	87,598
Additions to right-of-use assets	—	—	—	653	653
Depreciation charge for the year	(28,287)	—	(900)	(78)	(29,265)
Derecognition of right-of-use assets	—	—	(78)	—	(78)

Balance at December 31, 2019	55,411	—	2,733	764	58,908

(in thousands of USD)	Bare boats	Time charters	Office rental	Company cars	Total

Balance at 1 January 2020	55,411	—	2,733	764	58,908
Additions to right-of-use assets	—	24,873	762	66	25,701
Depreciation charge for the year	(28,364)	(2,078)	(1,092)	(167)	(31,702)
Derecognition of right-of-use assets	—	—	—	—	—
Translation differences	—	—	36	12	48

Balance at 31 December 2020	27,047	22,795	2,438	675	52,955

Amounts recognized in profit or loss

(in thousands of USD)

	2020	2019
Interest on lease liabilities	(3,287)	(4,811)
Depreciation right-of-use assets	(31,702)	(29,265)
Expenses relating to short-term leases	—	(103)
Low-value leases	(228)	(851)

Amounts recognized in statement of cash flows

(in thousands of USD)	2020	2019

Total cash outflow for leases	(37,779)	(30,214)
Total cash inflow for leases	1,786	1,251

Extension options

Some property leases contain extension options exercisable by the Group. The Group assesses at lease commencement date whether it is reasonably certain to exercise the extension options, and reassesses if there is a significant event or significant changes in circumstances within its control.

The Group has estimated that the potential future lease payments, should it exercise the option, would result in an impact of approximately $12.3 million in the lease liabilities.

Leases as lessor
As a lessor the Group leases out some of its vessels under long-term time charter agreements. For certain vessels employed under long-term time charter agreements, the adoption of IFRS 16 required the Group to separate the lease and non-lease component in the contract, with the lease component qualified as operating lease and the non-lease component accounted for under IFRS 15. This did not have a material impact for the Group.

The future undiscounted lease payments to be received for these lease agreements are as follows:

(in thousands of USD)	December 31, 2020	December 31, 2019
Less than one year	123,319	143,748
Between one and five years	303,561	263,406
More than five years	217,354	27,362
Total future lease receivables	644,234	434,516

The amounts shown in the table above include the Group's share of leases of joint ventures. The increase in lease receivables is due to the extension of the time charter contracts, signed in November 2020, in the two joint ventures (TI Asia Ltd. and TI Africa Ltd.) for ten years in direct continuation of their current contractual service, until July 21, 2032 and September 21, 2032 respectively.
On some of the above mentioned vessels the Group has granted the option to extend the charter period. These option periods have not been taken into account when calculating the future minimum lease receivables.
Vessels employed by the TI Pool do not meet the definition of a lease under IFRS 16 and accordingly are accounted for under IFRS 15 Revenue from Contracts with Customers.

Further the Group subleases office space to third parties in certain leased offices of Euronav UK and Euronav MI II Inc (formerly Gener8 Maritime Inc.). The Group recognized at January 1, 2019 $11.4 million lease receivables related to sublease agreements that qualify as finance lease.

The following table sets out a maturity analysis of the lease receivables related to the subleased office space, showing the undiscounted sublease payments to be received after the reporting date.

(in thousands of USD)	December 31, 2020	December 31, 2019
Less than 1 year	2,328	2,229
One to two years	2,359	2,304
Two to three years	1,898	2,335
Three to four years	1,689	1,890
Four to five years	1,285	1,689
More than 5 years	—	1,285
Total undiscounted lease receivables	9,559	11,732